2017 Capital Markets Day Technology Drives Axalta’s Performance February 22, 2017 Axalta Coating Systems Exhibit 99.1

2 PROPRIETARYAXALTA COATING SYSTEMS Legal Notices Forward-Looking Statements This presentation and the oral remarks made in connection herewith may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including those relating to 2017 financial projections, including execution on our 2017 goals as well as 2017 net sales, net sales excluding FX, Adjusted EBITDA, interest expense, tax rate, as adjusted, free cash flow, capital expenditures, working capital, depreciation and amortization, diluted shares outstanding, cost savings, contributions from acquisitions, and related assumptions. Any forward-looking statements involve risks, uncertainties and assumptions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. We do not have any obligation to and do not intend to update any forward- looking statements included herein, which speak only as of the date hereof. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward-looking statements contained herein or the oral remarks made in connection herewith as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control including, but not limited to, the risks and uncertainties described in "Non-GAAP Financial Measures," and "Forward-Looking Statements" as well as "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2015 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016. Non-GAAP Financial Measures The historical financial information included in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt. Management uses these non-GAAP financial measures in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business. Adjusted EBITDA consists of EBITDA adjusted for (i) non-operating income or expense, (ii) the impact of certain non-cash, nonrecurring or other items that are included in net income and EBITDA that we do not consider indicative of our ongoing performance and (iii) certain unusual or nonrecurring items impacting results in a particular period. We believe that making such adjustments provides investors meaningful information to understand our operating results and ability to analyze financial and business trends on a period-to-period basis. Our use of the terms net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt may differ from that of others in our industry. Net sales excluding FX, EBITDA, Adjusted EBITDA and Free Cash Flow should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. Axalta does not provide a reconciliation for non-GAAP estimates for net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow or tax rate, as adjusted, as-reported on a forward-looking basis because the information necessary to calculate a meaningful or accurate estimation of reconciling items is not available without unreasonable effort. For example, such reconciling items include the impact of foreign currency exchange gains or losses, gains or losses that are unusual or nonrecurring in nature, as well as discrete taxable events. We cannot estimate or project those items and they may have a substantial and unpredictable impact on our US GAAP results. Segment Financial Measures The primary measure of segment operating performance is Adjusted EBITDA, which is a key metric that is used by management to evaluate business performance in comparison to budgets, forecasts and prior year financial results, providing a measure that management believes reflects Axalta’s core operating performance. As we do not measure segment operating performance based on Net Income, a reconciliation of this non-GAAP financial measure with the most directly comparable financial measure calculated in accordance with GAAP is not available. Defined Terms All capitalized terms contained within this presentation have been previously defined in our filings with the United States Securities and Exchange Commission.

Capital Markets Day Agenda

9:00 AM	Introduction & Agenda	Chris Mecray, VP, Investor Relations
9:05 AM	Axalta's Technology Journey: CEO Perspective	Charlie Shaver, Chairman & CEO
9:40 AM	Technology Drives Axalta's Performance	Barry Snyder, SVP & CTO
10:10 AM	Performance Coatings: Refinish	Michael Carr, VP, President, North America
10:40 AM	BREAK	
11:00 AM	Performance Coatings: Industrial Coatings	Michael Cash, SVP, President, Industrial
11:30 AM	Transportation Coatings Segment	Steven Markevich, EVP, President, Transportation & GC
12:00 PM	Q&A	
12:30 PM	Closing Remarks	Charlie Shaver, Chairman & CEO
12:35 PM	LUNCH	

Additional Axalta Attendees:

- Robert Bryant (EVP, CFO)
- Joseph McDougall (SVP, CHRO)
- Dan Key (SVP, Operations & Supply Chain)
- Dr. Robert Roop (VP, Global Refinish Technology)
- Joanne Hardy (Global Director, Axalta R&D)
- Matt Boland (VP, Global Transportation Technology)

AXALTA COATING SYSTEMS 3 PROPRIETARY

Axalta’s Technology Journey: The CEO Perspective Charles W. Shaver Chairman and CEO

Axalta's Global Breadth and Scope

$4.1 Billion in Sales

100,000+
Customers

4,000+
Distributors

13,000+
People

130
Countries

50+
Brands



North America
35% of Sales
EMEA
36% of Sales
Latin America
11% of Sales
Asia Pacific
18% of Sales

Durable coatings that protect, enhance productivity and add beauty

42
Manufacturing Centers

46
Training Centers

4
R&D Centers

30+
Laboratories

150
Years in the Industry

Data as of FY 2016, all sales data refers to Net Sales; Mexico is included in Latin America

AXALTA COATING SYSTEMS
5
PROPRIETARY

Axalta's Customer Focused Organization

Segments	Performance Coatings		Transportation Coatings	
				
End Markets	**REFINISH** ▪ Multi-shop operators ▪ Independent body shops ▪ Auto dealership groups	**INDUSTRIAL** ▪ General industrial powders ▪ Electrical insulation systems ▪ Architectural & decorative ▪ Oil & gas & utility pipelines ▪ Valves & rebar ▪ Automotive sub-components ▪ Metal furniture & playground ▪ Agricultural, construction and earth moving equipment (ACE) ▪ Coil / extruded metal	**LIGHT VEHICLE** ▪ Automotive OEMs ▪ Coatings for plastic & composite materials ▪ Automotive interiors	**COMMERCIAL VEHICLE** ▪ Heavy duty trucks ▪ Rail ▪ Bus ▪ Utility trucks ▪ Recreational vehicles ▪ Construction / mining ▪ Cranes ▪ Marine
Axalta Structure	• Regional & local customers • Regional Axalta strategies • Strong local execution	• Global and local customers • Global Axalta strategy • Strong regional execution	• Global OEM customers • Global Axalta strategies and support teams • Regionally specific aspects of customer support	

AXALTA COATING SYSTEMS 6 PROPRIETARY

7 PROPRIETARYAXALTA COATING SYSTEMS Refinish $1.7 B (41%) Industrial $0.7 B (18%) Body Shops Light Vehicle $1.3 B (33%) CV $0.4 B (8%) Performance Coatings General Industrial, Electrical Insulation, Architectural Transportation Coatings Adjusted EBITDA1,2 - $554 M (23% Margin) Adjusted EBITDA1,2 - $353 M (21% Margin) Light Vehicle / Automotive OEMs Truck, Bus, Rail, Off-road OEMs ____________________________________________________________________________________________________________ 1. Financials for FY 2016, all sales data refers to Net Sales 2. Consolidated Adjusted EBITDA reconciliation can be found in the Appendix Axalta – A Global Leader In Coatings $2.4 Billion, 59% of Sales $1.7 Billion, 41% of Sales

8 PROPRIETARYAXALTA COATING SYSTEMS Peer 1 Axalta Peer 2 Peer 3 Other A Global Leader In Our Markets ~90% of Sales from Markets Where Axalta Has #1 or #2 Global Share Axalta Peer 1 Peer 2 Peer 3 Other Performance Coatings: Refinish Transportation Coatings: Light Vehicle #1 __________________________________ Source: Orr & Boss, Axalta estimates (2016) #2 Performance Coatings: Industrial Transportation Coatings: Commercial Vehicle  #2 in powder coatings globally  #2 in energy solutions coatings globally  #2 in industrial e-coat globally  #1 supplier to North America heavy duty truck market  Leading supplier to other offroad vehicle niches

Structurally Attractive Global End-Markets

Strong Coatings Growth Outlook


Coatings Industry Sales
($ in Billions)
CAGR: 4%
CAGR
Industrial
24.1
29.7
5.3%
Commercial Vehicle
3.3
3.8
3.8%
Light Vehicle
7.8
8.7
2.9%
Refinish
6.9
7.7
2.7%
2016E
2020E

Source: Orr & Boss, Axalta estimates

Diverse Industry Growth Drivers

- **Refinish**: Car parc, miles driven and collision rates
- **Light Vehicle**: Emerging economies and middle classes; ongoing consumer strength in developed markets
- **Commercial Vehicle**: Global consumer markets expanding; infrastructure growth; professionalized logistics management
- **Industrial**: Global GDP and industrial production; application sophistication with enhanced functionality and durability

Long Term Alignment With Global Growth

AXALTA COATING SYSTEMS 9 PROPRIETARY

10 PROPRIETARYAXALTA COATING SYSTEMS NYSE: AXTA Axalta’s Foundation: A Product Development Timeline 1866 2016 Herberts Dulux Sand mills revolutionize pigment dispersion New tinting technology 1900s 2000 20131950s 1st Color popularity report L, a, b color equations Acquire EFX spectrophotometer Axalta offers >30 coatings brands for 100,000+ customers in 130 countries Acquisitions with 14+ Brands 2 0 1 4

11 PROPRIETARYAXALTA COATING SYSTEMS Key Achievements in 2016 Grow the Business Productivity Initiatives Improve Cost Structure Focus on Operating Improvement Extend Core Strengths & Globalize  Net sales growth 4% ex-currency, including acquisitions  Outgrew our end-markets  Exceeded expectations with $64 million in combined 2016 cost savings  Success in refining our operating model  Extend our strong global foundation Continue High IRR Investments  Productivity & growth capex remain in high gear - $136 M spend in 2016A Active M&A Pipeline  Completed 6 bolt-on M&A deals completed in our core end- markets FCF & Debt Paydown A Priority  Leverage ratios lowered to 3.0x (2.5-3.0x goal) ahead of schedule Stated Objective Results       

12 PROPRIETARYAXALTA COATING SYSTEMS 2016 Consolidated Results Financial Performance Net Sales Variance 20162015 $4,074$4,087 PriceVolume FX +1.7% +2.6% (4.6%) (0.3%)  4.3% net sales growth, ex-FX  110 basis point Adjusted EBITDA margin expansion  Strong continued progress on productivity initiatives  Significant free cash flow generation  Six acquisitions completed  Completed exit of the Carlyle Group ownership stake  Comprehensive debt refinancing; additional debt paydown  Ratings upgrades from S&P and Moody’s  Lower adjusted book income tax rates from key structural initiatives Key Financial Accomplishments ($ in millions) 2016 2015 Incl. F/X Excl. F/X Performance 2,403 2,385 0.8% 6.6% Transportation 1,670 1,702 (1.9%) 1.1% Net Sales 4,074 4,087 (0.3%) 4.3% Net Income (1) 42 94 Adjusted EBITDA 907 867 4.6% Cash Flow (2) 423 261 (1) Represents Net Income ttributable to Axalta (2) Cash Flow from Operations less Capital Expenditures FY % Change

13 PROPRIETARYAXALTA COATING SYSTEMS 2016 Highlights Wins  28 million OEM vehicles painted  100+ OEM coating systems launched  900+ new Industrial accounts  Continued gains with multi-shop and independent refinish customers Products  225+ new products, line extensions or fit-for- purpose technology applications  Added 15+ brands from acquisitions Recognition  Multiple customer awards for technology, service and support  Customer and industry awards for innovation and sustainable technologies 6100 Hydropon

14 PROPRIETARYAXALTA COATING SYSTEMS Key Goals For 2017 Outgrow our End-markets Stated Objective Expected Results Drive Excellent Customer Service & Innovation Maintain Active Operating Cost Discipline Execute on Structural Savings Disciplined Capital Allocation Continue FCF and Financial Discipline  New product introductions, broader global market penetration, benefit from consolidation in key end-markets  Begin rollout of global operating model, complexity reduction, active cyclical cost discipline, and footprint optimization  Continue to execute on structural cost savings through productivity initiatives  Target more bolt-on M&A deals for $100+ million in cumulative spend  Focus on FCF and maintain leverage goals; begin to accelerate alternative capital allocation beyond debt reduction  Maintain focus on customer productivity and offering a broad and deep product choice

15 PROPRIETARYAXALTA COATING SYSTEMS Axalta’s Journey For Shareholder Value Creation GROWTH  Re-invest in the business  Adapt culture & incentives  Focus on customer PRODUCTIVITY  “Fit-for-growth” initial savings  Axalta Way broader global effort  New operating system for 2017  Imbedded Lean culture M&A  Ongoing consolidation in coatings = opportunity  Bolt-on deals minimize risk, maximize returns  Add products, technology, market access  Returns enhanced by operating model with built-in synergies  Growing cadence and experience CAPITAL ALLOCATION  Seeking highest return on our spend  Driving decision making at corporate level  Shifting culture at operating level TECHNOLOGY & INNOVATION  The heart of Axalta  Driver of growth, margin, competitive moat

16 PROPRIETARYAXALTA COATING SYSTEMS Grow the Business; Invest to Outgrow our End-markets Invest in Technology Invest in Capacity  Meet and anticipate global demand for liquid and powder coatings  7 major completed projects  2 projects in the pipeline  7 new or expanded customer training centers  Reorganized global team of more than 1,300 scientists, engineers and technicians  Focused on technology for product, process enhancements and customer technical support  $165+ million in R&D spend in 2016  Building or expanding four facilities CHINA WATERBORNE PRODUCTION EXPANSION USA REFINISH WATERBORNE PRODUCTION CHINA ASIA-PACIFIC TECHNOLOGY CENTER USA GLOBAL INNOVATION CENTER - 2018

17 PROPRIETARYAXALTA COATING SYSTEMS Continue to Adapt our Culture & Incentives Employee Values and Behaviors to Drive Performance We are driven to perform every day We innovate with purpose We succeed as a united team We put our customers first We take ownership in everything we do Clear Values Get results, apply metrics Commercial technology focus Inspires and builds capabilities Service to our customers drives our work Clear accountability Expected Behaviors  Code of Business Conduct & Ethics  Incentives and metrics

18 PROPRIETARYAXALTA COATING SYSTEMS We Are Driving Long Term Growth 1.65 1.72 Organic Growth + FCF Deployment = Strong Topline Growth  Mid-single digit core growth assumed in the period  Seeking to redeploy growing free cash flow in return accretive opportunities  Improving ROIC from strong capital allocation in internal investment, M&A, and maximizing productivity  M&A: Seeking better than market hurdle rates of return from bolt-on deals CommentsAxalta Annual Sales ($ billions) 0.45 IndustrialRefinish ~11% CAGR 2020 Revenue Transportation 2016 Revenue $6+ $4+ Inorganic Growth Organic Growth _____________________________________________ Note: Assuming constant currency in growth projections

19 PROPRIETARYAXALTA COATING SYSTEMS Axalta’s Journey For Shareholder Value Creation GROWTH  Re-invest in the business  Adapt culture & incentives  Focus on customer PRODUCTIVITY  “FIT-FOR-GROWTH” INITIAL SAVINGS  AXALTA WAY BROADER GLOBAL EFFORT  NEW OPERATING SYSTEM FOR 2017  IMBEDDED LEAN CULTURE M&A  Ongoing consolidation in coatings = opportunity  Bolt-on deals minimize risk, maximize returns  Add products, technology, market access  Returns enhanced by operating model with built-in synergies  Growing cadence and experience CAPITAL ALLOCATION  Seeking highest return on our spend  Driving decision making at corporate level  Shifting culture at operating level TECHNOLOGY & INNOVATION  The heart of Axalta  Driver of growth, margin, competitive moat

The Axalta Way: Driving Towards World Class Productivity

Cumulative Productivity Savings
($ millions)


Continued progress
$37
$89
~$150
~$200
2014
2015
2016
2017E
2018E

The Axalta Way: "A focused approach to doing business that drives profitability by improving our efficiency, productivity and growth opportunities every day, wherever we do business"

AXALTA COATING SYSTEMS
20
PROPRIETARY

21 PROPRIETARYAXALTA COATING SYSTEMS Axalta’s Journey For Shareholder Value Creation GROWTH  Re-invest in the business  Adapt culture & incentives  Focus on customer PRODUCTIVITY  “Fit-for-growth” initial savings  Axalta Way broader global effort  New operating system for 2017  Imbedded Lean culture M&A  Ongoing consolidation in coatings = opportunity  Bolt-on deals minimize risk, maximize returns  Add products, technology, market access  Returns enhanced by operating model with built-in synergies  Growing cadence and experience CAPITAL ALLOCATION  SEEKING HIGHEST RETURN ON OUR SPEND  DRIVING DECISION MAKING AT CORPORATE LEVEL  SHIFTING CULTURE AT OPERATING LEVEL TECHNOLOGY & INNOVATION  The heart of Axalta  Driver of growth, margin, competitive moat

22 PROPRIETARYAXALTA COATING SYSTEMS Capital Allocation: Optimizing our Deployment Debt Reduction Organic Investment Capex / R&D M & A Dividends Share Repurchases Leverage in excess of target and no immediate investment? Investment opportunity that exceeds hurdle rate? Share price greater than fair value? EBITDA - Cash interest expense - Cash taxes - Net working capital - Non-Discretionary Capex = Free Cash Flow No No Yes Yes Yes No Net leverage Target Current Net Debt LTM EBITDA Current Net Leverage 2.5 – 3.0x $2,729 $907 3.0x

23 PROPRIETARYAXALTA COATING SYSTEMS Axalta’s Journey For Shareholder Value Creation GROWTH  Re-invest in the business  Adapt culture & incentives  Focus on customer PRODUCTIVITY  “Fit-for-growth” initial savings  Axalta Way broader global effort  New operating system for 2017  Imbedded Lean culture M&A  ONGOING CONSOLIDATION IN COATINGS = OPPORTUNITY  BOLT-ON DEALS MINIMIZE RISK, MAXIMIZE RETURNS  ADD PRODUCTS, TECHNOLOGY, MARKET ACCESS  RETURNS ENHANCED BY OPERATING MODEL WITH BUILT-IN SYNERGIES  GROWING CADENCE AND EXPERIENCE CAPITAL ALLOCATION  Seeking highest return on our spend  Driving decision making at corporate level  Shifting culture at operating level TECHNOLOGY & INNOVATION  The heart of Axalta  Driver of growth, margin, competitive moat

M&A: Leveraging a Consolidating Coatings Sector

Acquisitions

- Provide access to new technologies, products, customers, and markets
- Leverage combined supply chains & distribution channels
- Develop process and marketing efficiencies and globalize products

2015


pluspaint

Metalak - Benelux
Refinish

Duwest - Central America
Refinish • Industrial • Architectural

ChemSpec - North America
Refinish

2016



High Performance Coatings
Southeast Asia
Refinish



United Paint
North America
Automotive Interiors



Dura Coat
North America
Industrial Coil Coatings

2017 YTD



Ellis Paint
North America
Refinish • Industrial



Century Industrial Coatings
North America
Industrial

AXALTA COATING SYSTEMS 24 PROPRIETARY

25 PROPRIETARYAXALTA COATING SYSTEMS M&A: Leveraging a Consolidating Coatings Sector Examples of Technology Acquired  Solvent- and waterborne rigid plastic coating systems for a variety of substrates  Economy segment refinish formulations and capacity  Low VOC paint systems for value segments  Low VOC refinish poly-primer (sprayable)  Sector-leading durability and low VOC industrial coil coatings Benefits of Coatings Deals  Immediate & medium-term synergies from procurement & supply chain, R&D, and access to new markets  Potential to globalize previously regional products  Ability to access new markets at appropriate cost structure  Potential to leverage acquired facilities for additional production  Acceleration of new product introduction plans  Capital structure and human resource upgrade potential

26 PROPRIETARYAXALTA COATING SYSTEMS Axalta’s Journey For Shareholder Value Creation GROWTH  Re-invest in the business  Adapt culture & incentives  Focus on customer PRODUCTIVITY  “Fit-for-growth” initial savings  Axalta Way broader global effort  New operating system for 2017  Imbedded Lean culture M&A  Ongoing consolidation in coatings = opportunity  Bolt-on deals minimize risk, maximize returns  Add products, technology, market access  Returns enhanced by operating model with built-in synergies  Growing cadence and experience CAPITAL ALLOCATION  Seeking highest return on our spend  Driving decision making at corporate level  Shifting culture at operating level TECHNOLOGY & INNOVATION  THE HEART OF AXALTA  DRIVER OF GROWTH, MARGIN, COMPETITIVE MOAT

Significant Competitive Advantages

AXALTA

Product

Technology Innovation



- 1,200+ technology employees
- 800+ patents, 275+ trademarks
- $165+ million annual spend

Extensive Formulation Database


60+

- 4+ million color variations
- Hundreds of formulations in automotive & industrial

Process

Deep Process Technology Knowledge



- 42 plants on 5 continents
- Significant legacy capital investment
- Process technology is hard to replicate

Distribution & Technical Services

Go-To-Market With Strong Brands

Cromax
SPIES HECKER
STANDOX
nason finishes
IMRON
AquaEC

- Deep coatings heritage since 1866
- Broad global brand portfolio

Differentiated Technical Support



- Dedicated employees in OEM plants
- Technical support to body shops

Differentiated Franchise with Global Scale and Strong Competitive Advantages

AXALTA COATING SYSTEMS 27 PROPRIETARY

28 PROPRIETARYAXALTA COATING SYSTEMS What Is The Role of Technology at Axalta? 2013 2014 2016 June 2014 Technology & Innovation Products Process Productivity Value Creation Technology is the Axis of Value Creation for Axalta  Technology can drive enhanced returns, not just defend the castle  Measure, refine, maximize ROI  From cost-center to strategic partner  Refocus on the customer vs. reward for patents developed  Conserve capital for maximum impact projects  Develop fit-for-market products to serve emerging economies  Fuels the growth pipeline  Maintains the competitive edge by ensuring quality, consistency and process improvement  Helps drive customer productivity and loyalty  Informs capital investment decisions  Drives strategic direction Growth and ROIC THE MOAT Technology is Axalta’s Backbone Maximize Technology Leverage

Axalta's Future Rests On A Foundation Of Technology Investment

Significant technology investment



Technology Investment As % Net Sales
4.4%
3.3%
3.3%
2.3%
1.3%
1.3%
AXALTA
VAL
PPG
Akzo
RPM
SHW

Note: Peer data is FY 2015; Axalta is FY 2016

We have an active product pipeline

- We will introduce >250 products in 2017
- >800 new products to be introduced over the next 3 years

We continue to invest for growth

- Philadelphia Global R&D Center – 2018
- New China facility - phased ramp-up of storage, Refinish, OEM & Industrial production
- Other capacity expansions in Argentina, India, France, others

Technology & service drives our growth

- Record total refinish shop conversions in 2016
- New refinish technology enhances productivity moat for premium shops
- Success in OEM productivity gains continues
- Industrial is generating growth from tailored products and services offered

Axalta Success is Driven by the Axis of Product Systems and Focus on the Customer

AXALTA COATING SYSTEMS
29
PROPRIETARY

Thank You

Technology Drives Axalta’s Performance Barry Snyder SVP, Chief Technical Officer

Technology Is The Foundation Of Axalta's Success

AXALTA

We Innovate with Purpose

- 150+ year track record of coatings innovation
  - ✓ ~4% of sales is invested in technology annually
  - ✓ 4-year Vitality Index >45%
- Comprehensive product range
  - ✓ ~10,000 SKUs tailored to customer needs
  - ✓ Broad and deep offering in automotive, commercial, industrial
- Deep capabilities to meet customers' needs
  - ✓ Applications know-how
  - ✓ Color technology
  - ✓ Polymer and formulation chemistry

Technology at Axalta is based on converting chemistry, physics, and materials science into practical solutions to solve real world problems that improve our customers' businesses.

Our Strong Market Share is Based on a Foundation of Technology and Innovation

AXALTA COATING SYSTEMS

32

PROPRIETARY

Axalta Automotive Coatings: We Build Performance Into Each Layer



	Axalta Technologies	Performance Benefits
Clearcoat	▪ Resin technology ▪ Proprietary additives	▪ Appearance ▪ Mar and UV resistance
Basecoat	▪ Dispersion processes ▪ Proprietary resins & additives ▪ Color modeling	▪ Color and effect delivery ▪ Productivity
Primer	▪ Resin technology ▪ Dispersion processes	▪ Adhesion ▪ Chip protection
Electrocoat	▪ Catalyst technology ▪ Proprietary additives	▪ Corrosion resistance ▪ Appearance

AXALTA COATING SYSTEMS
33
PROPRIETARY

34 PROPRIETARYAXALTA COATING SYSTEMS Technology Strategy - Driving Differentiation  Infrastructure  Facilities  Tools and processes  Organization  Capabilities  Focus  Core strengths  Color  Polymer chemistry  Customer applications  Fit-for-purpose products  Tailored solutions  Rapid turnaround  Customer support  Color delivery  Market extensions  Technology translation  Product/technology acquisitions World-class capabilities… …aligned with businesses to grow…  Future technology pipeline  Next generation  Lighthouse  New capabilities  Process technology  Raw materials  Retooled approach  Complexity management  External innovation …and build the future

Technology Investment Is Our Foundation

- 1,300+ scientists, engineers and staff
- $165+ million annual spend; ~4% of net sales

Product	Research & Development	- Technology development - Product development
Process	Production & Raw Materials Technology	- Manufacturing process improvement - Cost reduction
Service	Customer Technical Support	- Product optimization - Customer technical service

Primary Laboratory Facilities Globally



Global Innovation Center (Philadelphia, 2018)

Mt. Clemens MI	Wuppertal, Germany	Shanghai, China

30 Country Facilities & Centers of Excellence

AXALTA COATING SYSTEMS 35 PROPRIETARY

36 PROPRIETARYAXALTA COATING SYSTEMS Axalta Connects Technology Innovation To Evolving Customer Requirements Customer End-User  Ease of use  Productivity  Compliance  Appearance  Durability  Protection Product Benefits Created At Two Value Chain StepsAxalta Technology Process Service Value Creation Stems From the Integration of Products, Quality, Consistency, and Customer Support

37 PROPRIETARYAXALTA COATING SYSTEMS  Proprietary resins and additives  Over 800 patents  Leading formulation capabilities  Process modeling  Manufacturing process development  Design for quality  Application equipment and experience  Line design and interactions  Simulation capabilities Unique Technology Capabilities Create Competitive Advantage Advantages Process Service Product  Differentiated products  Unique solutions  Global leverage  Lower cost  Improved asset utilization and capital deployment  Quality improvements  Customer intimacy and relationship  Tailored solutions  Rapid response Capabilities

38 PROPRIETARYAXALTA COATING SYSTEMS Improving Axalta’s Technology Function Innovation Philosophy Laboratory Footprint Organization & People Metrics Quality Process Improvement GlobalizationCompetitiveness Technology Base Business Integration Infrastructure Processes & SystemsApproach Evolving  Balance portfolio  Close capabilities gaps  Partner with businesses  Complete product lines Maturing  Integrated facilities with centers of excellence  Focused organizational units  Delivery mentality Developing  Processes and metrics drive performance  Quality by design  Global technologies/local products Current State Assessment Significant Opportunity to Build on our Solid Foundation

39 PROPRIETARYAXALTA COATING SYSTEMS The Axalta Way: Improving Technology Capabilities and Operations  Portfolio Management  Project Management  Change Management  Integrated Facilities  Global Platforms  Complexity Management  Flawless Launch  Design for Quality Processes Productivity Output Shanghai, China Technology Center

Portfolio Management & Roadmaps Drive Axalta Innovation

AXALTA

Current Generation

- 65-75% of effort
- Product Extensions
- Tailored Solutions

Next Generation

- 20-30% of effort
- New product line
- Major advancement

Lighthouse

- 3-6% of effort
- New concepts/applications
- New attributes

Performance

- Color/Appearance
- Protection
- Productivity
- Application
- Compliance
- Cost



Examples

Current Generation:

- High Solids 3-Wet
- Nap-Guard
- Spectrophotometers

Next Generation:

- Plastics Adhesion Promoter
- Spies Hecker™ Filler
- Imron™ Elite

Balanced Approach to Delivering Solutions for Today's and Tomorrow's Customer Needs

AXALTA COATING SYSTEMS

40

PROPRIETARY

41 PROPRIETARYAXALTA COATING SYSTEMS Metrics Drive Performance Improvement In Technology  Cost control  Align investments with growth targets and Axalta Way business improvement Input Productivity Output Budget Strategic Focus  Growth  Defense  Improve Project On-Time Delivery Resource Intensity  Modifications  Next Generation  Improved execution  Improve efficiency with standardized work practices Products Launched Colors Developed Cost Reductions Notice of Invention  Growth & customer impact  Increased innovation Goals and Tools

Axalta Coating Technologies – Tailored Solutions To Meet Customer Needs

Refinish

Coatings

- 1 and 2 Component
- Water- and Solventborne
- Acrylic, Urethane, Proprietary Compositions
- Solid, Effect and High Chroma Dispersions

Color Tools

- Color Modeling
- Effect Modeling
- Match and Formulation Algorithms Spectrophotometric Systems

Industrial Coatings

Liquid Coatings

- Water- and Solventborne
- Oligomer Chemistry
- Epoxy, Fluoropolymers, Alkyds, Polyamideimide, Urethanes, Polyesters
- Anti Corrosive Technology, Zinc-rich Systems
- Electrodeposition

Powder Coatings

- 100% Solids
- Functional Epoxies, Fluoropolymers, Acrylics
- Bonded Metallics
- Heat Reflective

Transportation Coatings

Light Vehicle

- 1 and 2 Component
- Low VOC, Waterborne, Medium and High Solids Solvent-borne
- Urethanes, Acrylics, Melamine, Silane-functional
- Conventional and Harmonized Coatings Technologies™

Commercial Vehicle

- Water- and Solventborne
- Acrylic, Urethane, Silane Functionality
- Fast Cure and Low Temperature Cure
- Rheology Control

AXALTA COATING SYSTEMS 42 PROPRIETARY

Axalta Technology Is Driving Hundreds Of Product Launches

Refinish


SYROX
S3020
S5000

Mainstream Easy Application Waterborne Basecoat


Cromax Mosaic
SBL00
CC6700

Low VOC Solventborne Basecoat


nason
Basecoat Tint
N-105B

Economy Basecoat


5340

Ultra Productive Primer

Industrial Coatings


NovoPermo

Alesta®
AR400 Arcadia Silver
New Architectural Grade Silver Metallic



Voltatex® 1262

Alesta®
AR400 Anodic Natura
New Architectural Grade Silver Metallic



Voltatex® 1250 V


Alesta
Nap-Gard

AquaEC™

Series 6100 Electrocoat

Transportation Coatings


IMRON
Elite
NEW!
8460S™ Clearcoat

Premium Clear Coat


Imron Elite Productive
8890S

Productive Coating Systems



Plastics and Interiors



Carbon Fiber Coatings

Vermeera™

High Chroma Colors

Audurra™ Polishing System

AXALTA COATING SYSTEMS 43 PROPRIETARY

44 PROPRIETARYAXALTA COATING SYSTEMS  Technology investment is our foundation  Axalta connects technology innovation to evolving customer requirements  Axalta builds performance into each coating layer  Technology drives business growth, enhanced returns, and protects our competitive moat Technology Summary

Thank You

Refinish Technology Michael Carr VP, President, North America

Axalta Is The Leader In Global Refinish Coatings

Refinish End-Market Share
$6.9 Billion Sales



Axalta, 25%
#1
Peer 1, 20%
Peer 2, 11%
Peer 3, 11%
Peer 4, 5%
Other, 28%

Source: Orr & Boss (2017)

A Strong Position in a Growing Industry

- Leading market share position; industry estimated to grow at ~3% CAGR through 2020
- We are the Refinish technology leader, driving productivity and value for our customers
- Segment, market and competitive forces support favorable profit dynamic
- Broad and diverse brand presence that fits all customer needs across the value spectrum
- Strong global presence drives diverse growth opportunities

AXALTA COATING SYSTEMS
47
PROPRIETARY

The Global Refinish Market Is Attractive And Dynamic

Refinish Industry Sales by Region

($ Billions)



$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$0.6 $0.9 $1.0 $1.9 $2.5
$0.6 $0.9 $1.1 $2.0 $2.5
$0.6 $0.9 $1.1 $2.1 $2.6
$0.7 $1.0 $1.1 $2.1 $2.6
$0.7 $1.0 $1.2 $2.1 $2.7
2016A
2017E
2018E
2019E
2020E
EMEA
North America
AP ex. Greater China
Latin America
Greater China

3.6% CAGR 2016-2020

EMEA	North America	AP ex. Greater China	Latin America	Greater China
2.0%	3.0%	6.1%	4.5%	6.7%

Source: Orr & Boss (2017)

Industry Dynamics Align with our Core Competencies

- Growing eco-regulations require innovations
- Performance needs drive technology improvements
- Consolidation trend supported by field sales model

Market Requires Innovation to Drive Growth

- Color requirements continue to increase
- Productivity demands innovation
- Targeted channel strategies aligned to customers
- Field service addresses training challenges

AXALTA COATING SYSTEMS
48
PROPRIETARY

49 PROPRIETARYAXALTA COATING SYSTEMS  Strong market access through leading brands and distributors  Diverse region with both mature and developing markets  Environmental regulations driving waterborne adoption North America EMEA  Axalta benefits from MSO consolidation  Leading VOC-compliant products meet environmental regulation shifts  Opportunity for growth in value product lines  Growth driven primarily by expansion of the Chinese car parc  Significant OEM influence in collision repair and insurance industry  Opportunity for growth in value product lines  Mexico and Brazil represent Axalta’s largest Latin America markets  Price increases help offset inflation and currency devaluation  Opportunity for growth in value product lines Asia Pacific Latin America The Market Opportunity In Global Refinish

The Refinish Process At A Glance


Consumer
Accident
Call Insurance
Car to Body Shop
Repair Performed
Vehicle Returned
Body Shop
Prepare Surface
Primer Surfacer
Color Match
Paint Mixed
Basecoat
Clearcoat

Customer Satisfaction Depends on Quick, High-Quality, Cost-Effective Repairs

AXALTA COATING SYSTEMS
50
PROPRIETARY

51 PROPRIETARYAXALTA COATING SYSTEMS The Refinish Market Uses A Sell-Through Model Axalta maintains direct body shop relationships  Field service team facilitates shop conversions  Technical team provides training, performance management  Call center manages customer inquiries & requests Product flow Service flow Product & service flow Distributors Body shops  Logistics  Inventory management

Axalta Had Many Successes In 2016

Launched Innovative Products and Services to Address Customer Challenges


CC6700

Ultra-Productive, Low-Energy Clearcoats



40,000th Spectrophotometer Shipped


SYROX
S3060
SYROX
S9000
SYROX
SYROX
SYROX

Easy Application Waterborne Basecoat



Ultra-Productive Primer



New Training Center in Charlotte


CALIBER COLLISION
RESTORING THE RHYTHM OF YOUR LIFE®

MSO Growth Drives Axalta Market Share Gain


AXALTA



Motorsports Partnerships Drive Customer Engagement

AXALTA COATING SYSTEMS 52 PROPRIETARY

53 PROPRIETARYAXALTA COATING SYSTEMS  Insurance KPI performance  Cycle time (car delivery)  Productivity and facility utilization  Organic growth (same store sales) Customer Challenges Axalta’s Product Innovation Response  Quality – customer satisfaction  Color Match and final Appearance  Labor shortage  Painter turnover and learning Curve  Environmental and regulatory compliance Axalta’s Product Technology Addresses Customer Challenges  Industry leading productivity  50% less coats to hide  Easy, non stop wet-on-wet process  Fast clears/primers  Environmental  VOC compliant products  Energy savings  Color  Rapid match via spectrophotometer  Most OE approvals in the market

54 PROPRIETARYAXALTA COATING SYSTEMS Refinish Product Example High Productivity Primer  Axalta primer improving productivity by close to 3x  Direct to metal application improves cycle time  Axalta primer improves profitability and sustainability

55 PROPRIETARYAXALTA COATING SYSTEMS

56 PROPRIETARYAXALTA COATING SYSTEMS Refinish Product Example  Clearcoat technology requires 33% less energy  Axalta cure time is 66% less than competitive products  Superior appearance appeals to customers; won Renault supplier award  Gained significant market share in first two years High Productivity Clearcoat

57 PROPRIETARYAXALTA COATING SYSTEMS

58 PROPRIETARYAXALTA COATING SYSTEMS Axalta’s Refinish Service Model Delivers Innovation Customer Challenges Service & Digital Innovation DATA INTEGRATION SOLUTIONS FOCUSED PERFORMANCE PROCESSES DEDICATED PERFORMANCE TEAMS  Insurance KPI performance  Cycle time (car delivery)  Productivity and facility utilization  Organic growth (same store sales)  Quality – customer satisfaction  Color Match and final appearance  Labor shortage  Painter Turnover and learning curve  Environmental and regulatory compliance

59 PROPRIETARYAXALTA COATING SYSTEMS Axalta Differentiates Through Services and Support Leverage Information Technology to Improve Productivity  Management System  Collect Sales Data  Key Input for Performance  Color Retrieval System  Find and Match Color Fast  Mix Calculator based on Sales  Ordering System  Inventory and Budget Control  Consumption Based Purchase Proprietary Information Systems Improve Productivity and Lower Customer Costs  Read Color and Flake  Fastest way to find right match PROFITNET COLORNET PBE EXCHANGEACQUIRE PLUS EFX

60 PROPRIETARYAXALTA COATING SYSTEMS Refinish Service Example  Most critical customer attribute  Simple color retrieval for painters  Improves cycle time and productivity  Best in Class spectrophotometers allow fast, easy access to color formulas Color Match

61 PROPRIETARYAXALTA COATING SYSTEMS

62 PROPRIETARYAXALTA COATING SYSTEMS Axalta Differentiates Through Services and Support  In Shop or On Demand  Tailored Content by Customer  Technical and Business  Online Content with Usage  Focus on Account Management  Act on data not collect data  Process and Product Usage  Productivity and Consumption AREAS OF FOCUS  Performance Dashboard  Real Time Data Collection  Drive Resource Deployment P&M SCORECARD RESOURCES TRAINING  P&M Profitability  SOPs Implementation  Estimatics Improvement  Top Line Sales Growth End Customer Focused Performance Management Process Uniform Shop Management, Training Processes, and the Largest Technical Sales Force

63 PROPRIETARYAXALTA COATING SYSTEMS The Future Roadmap Today10 Years Ago Productivity Environmental Color & Aesthetics  Perfect color match for new vibrant colors  Unique pigments  Improved gloss  Next generation productive basecoats  Faster cure clearcoats and primers  Lower complexity, easy to use spray systems  Environmentally friendly waterborne product lines  Products with reduced energy consumption  Renewable raw materials

64 PROPRIETARYAXALTA COATING SYSTEMS M&A Activities and Accomplishments  Global M&A is a key component of the Axalta growth strategy  Target profile: Attractive, bolt-on businesses offering new technology, incremental channels and/or expanded market access Targeted M&A To Complement Organic Growth

65 PROPRIETARYAXALTA COATING SYSTEMS Refinish Summary  Axalta is the global market leader in the growing refinish market  Our strong market presence enables growth opportunities in every region  Innovative product technology differentiates Axalta and drives body shop productivity  Customer-focused service offering addresses evolving body shop challenges  Targeted M&A complements organic growth

Thank You

Performance Coatings: Industrial Michael Cash SVP, President, Industrial

68 PROPRIETARYAXALTA COATING SYSTEMS Industrial Coatings: A $28 Billion Market Opportunity For Axalta Industrial Coatings Drivers Volume growth driven by global GDP and Industrial Production  China drives >40% of global industrial coatings consumption  Commercial architectural market has seen ongoing recovery Coatings suppliers are consolidating  Consolidation driven by scale advantages and globalization of some end-markets; many niches remain regional and fragmented Technology innovation is a catalyst for growth  Drivers include demand for environmentally sustainable products, customer focus on productivity, improved corrosion and wear resistance and enhanced color choices Customers are globalizing  Local product must meet global specifications consistently across regions Global infrastructure growth is driving demand  High temperature resistance required for energy applications  Demand for electrical insulation products linked to infrastructure General Industrial $15.0 Electrical Insulation $2.0 Architectural $1.5 ACE $1.5 Oil & Gas $3.5 Coil $4.5 Source: Coatings World, Axalta estimates

Axalta's Industrial Business Today



Net Sales by Segment
Coil, 7%
Oil & Gas 4%
ACE 8%
Electrical Insulation 12%
Architectural 19%
General Industrial 50%

	Product Examples	Market Drivers
General Industrial	▪ Metal furniture ▪ Appliances ▪ Shelving/racking ▪ Electrical boxes	▪ GDP ▪ Industrial Production
Electrical Insulation	▪ Electric motors ▪ Transformers	▪ Electric motor production ▪ Power transmission production
Architectural	▪ Commercial building windows and curtain walls ▪ Residential windows and doors	▪ Commercial construction ▪ Residential construction starts
ACE	▪ Construction equipment ▪ Agricultural equipment ▪ Mining equipment	▪ GDP ▪ Industrial production
Oil & Gas	▪ Deep sea pipelines ▪ Oil well conveyance lines	▪ Infrastructure growth ▪ Population growth ▪ Pipeline projects
Coil	▪ Commercial/residential siding ▪ Garage doors ▪ Gutters, downspouts, lighting housings ▪ Appliances	▪ GDP ▪ Construction starts

AXALTA COATING SYSTEMS 69 PROPRIETARY

Industrial Coatings: Axalta's Currently Served Markets

Established Target Segments








ACE	Architectural	Coil	Electrical Insulation	Oil & Gas	General Industrial

POWDER	LIQUID	E-COAT
#2 Global Powder Coatings Supplier	#2 Global Electrical Motor Sector Supplier	#2 Global Industrial E-Coat Supplier

AXALTA COATING SYSTEMS
70
PROPRIETARY

71 PROPRIETARYAXALTA COATING SYSTEMS Industrial Coatings: Source of Revenue by Product Technology Axalta Revenue Per Segment Architectural Electrical Insulation Oil & GasACE General IndustrialCoil  60% Liquid  25% Powder  15% E-coat  30% Liquid  70% Powder  99% Liquid  1% Powder  99% Liquid  1% Powder  10% Liquid  90% Powder  10% Liquid  65% Powder  25% E-coat

72 PROPRIETARYAXALTA COATING SYSTEMS Industrial Coatings: Key Business Drivers 0 200 400 600 800 1000 2014 2015 2016 541 817 932 New Accounts 0 20 40 60 80 100 120 140 2014 2015 2016 70 95 135 New Products

73 PROPRIETARYAXALTA COATING SYSTEMS Our Competitive Advantages: The Moat  Product innovation to meet exacting customer specs  Wide range of sustainable product solutions  Breadth of technology for OEM’s and sub-suppliers  Fit-for-purpose products Product Process Service  Global reach, scale and consistency  Streamlined technical approval and launch process  Rapid response time  Highly engaged technical service team  Sales teams considered partners in customer objectives

Agricultural, Construction, and Earthmoving (ACE) Equipment


FENDT
GSI
MASSEY FERGUSON
VALTRA
AGCO Family of Products


CAT


NEW HOLLAND
Case New Holland Tractor

2016 Highlights

- Topcoats approved for Direct-to-Plastics
- **Tufcote** epoxy primer for local China market
- 21 new approvals from global OEMs to increase our total to 99 achieved to-date
- Launched **AquaEC 6100**: Tin-free, low-bake, low-temp curing solution

Looking Forward

- 75+ active development and approval projects around the world targeted at top global ACE manufacturers
- Launch of **Alesta Lync** dry-on-dry powder coating system for high durability applications
- Anti-skid/Anti-slip coatings
- Gaining traction with sub-suppliers to the Big 5, as well as regional manufacturers

AXALTA COATING SYSTEMS
74
PROPRIETARY

Oil & Gas


ADM Transport Tanks


Sinopec Plant


Sui Northern Gas Pipelines


FBE Powder Coated Pipe

2016 Highlights

- Adapted **Abcite** technology to supply to water pipe projects (Berlin)
- Successfully launched **Nap-Gard** ID internal pipe coating
- Awarded Pakistan 3LPE project due to global responsiveness
- Launched **Procor HS** (Pemex)
- Awarded pipeline projects for CNPC in China

Looking Forward

- 100% solids liquid epoxy for pipeline applications
- 3-Layer PP primer for deep water pipelines
- Expanding our liquid protective coatings offering
- Higher temperature resistant pipe coatings for transmission pipelines

AXALTA COATING SYSTEMS 75 PROPRIETARY

76 PROPRIETARYAXALTA COATING SYSTEMS

Electrical Insulation



Sany Wind Turbines



REA Magnet Wire Coating



Sam Dong Production Plant

2016 Highlights



- Maintained flow of product innovation - 50 active development projects
- Built leading position in the Electric Vehicle (EV) market
- Introduced two new impregnating resin product lines, including **Voltahyd**, the first waterborne IR line on the market
- Commercialized **Voltatex** formvar wire enamel product line

Looking Forward



- Build upon innovation leadership with:
  - Waterborne impregnating resin for stator application
  - Low formaldehyde C3 electrical steel coating
  - Corona resistant wire enamel
- Introducing **Voltaprem** impregnating resin for high voltage application
- FBE powder magnet wire insulation

AXALTA COATING SYSTEMS

77

PROPRIETARY

General Industrial



Rio 2016 Olympic Torch



Ameristar Fences



Roberti Rattan Outdoor Furniture



Schutt Sports Helmets

2016 Highlights

- Coated Rio Olympic torches which became inspiration for **Alesta** Iconica collection
- Introduced next-gen **Nap-Gard** FBE Rebar products
- Expanded offering for metal auto parts
- Awarded business for unique two-layer application of our **AquaEC 6100** and **Aqua EC 5100** technology
- Launched **FlexBase** plastic coating system

Looking Forward

- NSF approval for **AquaEC 6100**
- Powder primer launch for automotive OEM body
- Powder clear coat for aluminum wheels
- Damage-resistant rebar coating
- Waterborne epoxy one-layer system for metal auto parts

AXALTA COATING SYSTEMS

78

PROPRIETARY

79 PROPRIETARYAXALTA COATING SYSTEMS

AXALTA

Architectural


Signature Tower in Kuala Lumpur


King Abdulaziz International Airport


ICONICA
Our world is changing

2016 Highlights

- Launched Global Warranty program for **Alesta**
- Awarded 25+ major building projects around the world
- Acquired brands to add liquid technology to our architectural portfolio
- Investment in France and China facilities to create world-class bonded metallic capability

Looking Forward

- Anodic color range
- Sublimation products
- Broader powder and liquid portfolio of product solutions for Architects
- Introduce designed **Alesta** Iconica collection of colors, which will be produced in new bonding facilities

AXALTA COATING SYSTEMS 80 PROPRIETARY

81 PROPRIETARYAXALTA COATING SYSTEMS

Coil Coatings


Schneider Transport Trailer


Precoat Metals Lighting White Products


Calgary Hospital Durapon 70


Alcoa Aluminum Panels

2016 Highlights

- Introduced **Kryptstone** wrinkle finishes for steel roofing
- Launched high durability acrylic system **DurAcryl** and became leading supplier of coil coatings in the truck, trailer and RV siding industry
- Spray PVDF for improved flow and ease of application
- Introduced high reflectance lighting white products
- Launched high gloss **Durapon 70** product line

Looking Forward

- Anti-mottling PVDF coating
- HS Spray PVDF
- **Ceranamel XT-40** super polyester coating
- Universal primer system
- Leverage our global capability to launch Dura Coat technology and products to other regions
- **Hydropon** innovative waterborne PVDF coating system

AXALTA COATING SYSTEMS 82 PROPRIETARY

83 PROPRIETARYAXALTA COATING SYSTEMS

84 PROPRIETARYAXALTA COATING SYSTEMS The Role of M&A  Industry leading coil and architectural extrusion coating products  Low-VOC top coats  Extensive Industrial primers  Structural steel coatings  Industrial top coats Acquisitions

85 PROPRIETARYAXALTA COATING SYSTEMS The Future Roadmap for Industrial Coatings  Less energy consumption  Lower VOC emissions  Adhesive properties for electrical motor coatings  Coatings to enable longer lasting products  Easier access to colors and broader color ranges  Low cure powder coating for plastic substrates  Smart coating systems for underground pipelines  Grain-oriented electrical steel coating systems  Powder coating technology for magnetic wire applications  Improved corrosion resistant systems  Systems to withstand high heat elements (eg. pipelines, tractors, electric motors)  Digital color applications to be available globally Market Drivers The Product Innovation Pipeline

Thank You

Transportation Coatings Steven R. Markevich EVP, President, Transportation and Greater China

88 PROPRIETARYAXALTA COATING SYSTEMS Segment Overview #2 global supplier to light vehicle OEMs Axalta Transportation Light Vehicle  Original Equipment Manufacturers  Plastics and composite materials  Metal coatings  Interior coatings  Accessories #1 global supplier to heavy duty truck and bus segments Commercial Vehicle  Commercial trucks  Rail  Bus  Utility trucks  Recreational / off- road, pleasure craft  General aviation Synergies Global OEM Alliances Focused Support Models Market Drivers

89 PROPRIETARYAXALTA COATING SYSTEMS Market InsightsGlobal Share Position Projected Industry Sales 2016 Industry Sales: $10 billion Transportation Global Coatings Market  Axalta has leading positions across our markets  Customer focused global teams with single point of contact for quick, coordinated responses  The global leader in consolidated coating systems  The global leader in heavy duty truck and bus  A global leader in on-site color customization  Proven track record of delivering success  Axalta is well positioned for megatrends  Emerging market growth  Global requirements  New materials and lightweighting  Productivity demands Based on Orr & Boss

90 PROPRIETARYAXALTA COATING SYSTEMS Our Vision Is Above Market Growth  Gain share with existing customers  Grow underserved regions and customers including JOEMs, KOEMs, domestic OEMs  Redefine and increase content per vehicle  Leverage “what good looks like” into new regions, customers and markets  Align product technology to evolving customer and market needs including VOC, ambient flash, more  M&A in adjacent markets (interior, components, etc.) Strategies Key Tactics / Programs  Build capabilities in global and regional roles  Expand customer and third party relationships  Fit-for-purpose decorative and functional coatings  Localize supply chain ensuring competitive cost structure  Best-in-class Line Service Excellence  Drive complexity management discipline  Axalta Way: “Run it like we own it”

91 PROPRIETARYAXALTA COATING SYSTEMS Transportation | Recent Wins And Launches Won business around the world. . . . . .and launched products at 100 sites Focused Growth New business underscores key customer value drivers:  Global service capability and consistency  Productive systems  Energy and waste reduction  Flawless launch execution  Higher value-add through innovation  Relationships from the senior suite to the paint shop 2016 Wins by Strategic Focus (% of revenue) Emerging Markets Underserved Customers Harmonized Coatings New / Conquest Awards Mature Markets Established Customers Traditional Systems Existing Business

92 PROPRIETARYAXALTA COATING SYSTEMS Transition To Growth: Customer Recognition China National Coatings Industry Top 100 Award Honda Preferred Supplier Quality Excellence Awards in Germany, China China National Coatings Industry Recognition Aligned Business Framework Best Supplier Quality Performance 2014 & 2015 Worldwide Supplier of the Year Best Supplier in Brazil Supplier Excellence in Brazil Daimler Global Masters of Quality Award Daimler Masters of Quality “Back-to-Back” GM Supplier of the Year

93 PROPRIETARYAXALTA COATING SYSTEMS  Line Service Excellence  Continuous improvement and problem solving capability  Optimized for customers’ environment and processes  Flawless launch Axalta’s Value Is More Than A “Can Of Paint”  Multi-layered system solutions  Global consistency and color capability Product  Engineered to demanding requirements  Environmentally responsible Process Service  First run defect free  Energy efficient solutions  Increased productivity  Best in class finished vehicle appearance

94 PROPRIETARYAXALTA COATING SYSTEMS Axalta Value Proposition Case Studies

The Leader In Harmonized Coatings Technologies™

Market Share


30%

18 Harmonized Coatings patents in the United States and Europe

3 Automotive News PACE Award recognitions

Automotive News PACE AWARD

2004 WINNER

2007 WINNER

2015 FINALIST


CONVENTIONAL
2-Bake
PRIMER
BAKE
PRIMER SAND
TRANSFER
BASE COAT
FLASH
CLEAR COAT
BAKE
HARMONIZED
3-Wet
PRIMER
FLASH
BASE COAT
FLASH
CLEAR COAT
BAKE
Primerless
BASE COAT
FLASH
CLEAR COAT
BAKE
2-Wet
PRIMER
FLASH
MONO COAT
BAKE

AXALTA COATING SYSTEMS

95

PROPRIETARY

96 PROPRIETARYAXALTA COATING SYSTEMS High Solid Solvent borne 3-Wet: Video

97 PROPRIETARYAXALTA COATING SYSTEMS Harmonized Coatings Technologies Drive Efficiency In China  3-Wet technology jointly developed with the customer  30% reduction in material consumption  50% reduction in VOC emissions  Lowered energy consumption  Earned SURCAR 2016 award for environmental footprint including air emissions GLOBALLY PROVEN SYSTEM SEVEN U.S. PATENTS ELIMINATES PRIMER OVEN AND SANDING DECK REMOVES 50% PRIMER APPLICATORS 20% ENERGY REDUCTION

98 PROPRIETARYAXALTA COATING SYSTEMS  Brand Color  Favorite from past  Favorite object  Select from Axalta library of colors  Formula library  Color formulating algorithms  Proprietary formula software  Engineered intermediates  Standard process  Strict quality criteria  Quick delivery  Sprayed in customer system  Original Equipment standards Axalta Provides Mass Color Customization Solutions We use science to help our customers deliver color and confidence to their consumers  Premium product  Meets consumer needs  Repair product readily available Color Selected Custom Formulation Coating Manufactured Vehicle Painted Custom Results

99 PROPRIETARYAXALTA COATING SYSTEMS Imron Elite EY- Video

100 PROPRIETARYAXALTA COATING SYSTEMS Axalta’s Imron™ Is The Choice For Ambulance Builder  Axalta’s Imron™ brand adds value to the customer’s offering  Manufacturer increased line production without an increased footprint  Reduced emissions by 40 percent; lower oven temperature saves costs and energy  Color capability provides customer confidence to meet any requirement  Industry leading appearance helps differentiate Braun in the marketplace

101 PROPRIETARYAXALTA COATING SYSTEMS  Electrodeposition coating is one of the most efficient coating methods  Provides excellent coverage to all metallic parts of the vehicle  AquaEC™ brand family meets the needs of today’s transportation customers  Excellent throw power  Formulated to meet regulations  Excellent edge protection  Reduced energy and material consumption  Less waste generation Corrosion Resistance For Lasting Protection

102 PROPRIETARYAXALTA COATING SYSTEMS Aqua-EC

103 PROPRIETARYAXALTA COATING SYSTEMS AquaEC™ Performance  Tin-free formulation  Lower cure temperature saved energy  Less waste water generated  Lower bake off losses  Less residual dust created in ovens  Fewer defects  Clean edges  Improved yield  Lower emissions Many benefits recognized by our customers

104 PROPRIETARYAXALTA COATING SYSTEMS  Automakers are looking to light weight materials  Meet fuel economy and CO2 emission regulations  Improve vehicle performance  Axalta provides solutions  Uniform appearance across multiple substrates  Corrosion protection for new and mixed material construction  Maintain requirements for adhesion, chip and scratch protection, color and gloss retention  Lower bake coating systems provide optimal appearance and performance Leading the Way in Coating Alternative Substrates

105 PROPRIETARYAXALTA COATING SYSTEMS Coatings for Lightweight Substrates: Video

106 PROPRIETARYAXALTA COATING SYSTEMS Axalta Unifies Substrates On Iconic Sports Car  Automakers worldwide are introducing new designs, materials and joining methods to achieve weight reduction, cost reduction, process optimization, production repeatability and improved performance Fuel Door Nylon + PPE Halo SMC Hood Carbon Fiber Fascias TPO Quarter Panel SMC Fender/Door SMC  Class A panel composite passes all OEM paint and quality tests and shaves 20 pounds from the vehicle  Axalta enables the use of new materials and is prepared to evolve with our customers

107 PROPRIETARYAXALTA COATING SYSTEMS No Matter What the Future Brings, Coatings Will Play A Key Role  Autonomous  Shared  High Chroma  New effect colors  Mass color customization  Light weighting – coatings for multiple substrates  Corrosion protection for mixed materials  Lower cure temperatures  Fewer Process Steps Consumer Driven Regulation Driven Productivity Driven Future Trend Driven

108 PROPRIETARYAXALTA COATING SYSTEMS Axalta’s advanced coatings technologies will enable growth and value creation Recent wins and awards are evidence of success Leading global transportation coatings systems provider Strong products and great service drive customer value Transportation Summary

AXALTA COATING SYSTEMS Thank you

Appendix

111 PROPRIETARYAXALTA COATING SYSTEMS Adjusted EBITDA Reconciliation Note: Numbers might not foot due to rounding. ($ in millions) FY 2016 FY 2015 Q4 2016 Q4 2015 Net Income (Loss) $48 $98 (34) $39 Interest Expense 178 197 37 47 Provision for Income Taxes 40 63 16 15 Depreciation & Amortization 322 308 86 82 Reported EBITDA $588 $665 $106 $183 A Debt extinguishment and refinancing related costs 98 3 13 3 B Foreign exchange remeasurement losses 31 94 1 4 C Long-term employee benefit plan adjustments 2 - (1) - D Termination benefits and other employee related costs 62 36 37 17 E Consulting and advisory fees 10 24 2 7 F Transition-related costs - (3) - (3) G Offering and transactional costs 6 (2) 2 - H Stock-based compensation 41 30 10 8 I Other adjustments 5 (6) - (5) J Dividends in respect of noncontrolling interest (3) (5) - - K Asset impairment 68 31 58 - Total Adjustments $319 $202 $121 $30 Adjusted EBITDA $907 $867 $227 $213

112 PROPRIETARYAXALTA COATING SYSTEMS Adjusted EBITDA Reconciliation (cont’d) A. During the three months and years ended December 31, 2016 and 2015 we prepaid principal on our term loans, resulting in non-cash extinguishment losses of $3 million, $10 million, $3 million and $3 million, respectively. During the three months and year ended December 31, 2016, we amended our Credit Agreement and refinanced our indebtedness, resulting in additional losses of $10 million and $88 million, respectively. We do not consider these items to be indicative of our ongoing operating performance. B. Eliminates foreign exchange losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies, net of the impacts of our foreign currency instruments used to hedge our balance sheet exposures. Exchange effects attributable to the remeasurement of our Venezuelan subsidiary represented gains of $1 million and losses of $24 million for the three months and year ended December 31, 2016, respectively, and gains of $1 million and losses of $52 million for three months and year ended December 31, 2015. C. Eliminates the non-cash, non-service cost (gain) components of long-term employee benefit costs. D. Represents expenses primarily related to employee termination benefits including our initiative to improve the overall cost structure within the European region as well as costs associated with our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. E. Represents fees paid to consultants for professional services primarily related to our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. F. Represents a change in estimate associated with the transition costs from DuPont to a standalone entity, including certain indemnities. We do not consider these items to be indicative of our ongoing operating performance. G. Represents costs associated with the secondary offerings of our common shares by Carlyle and acquisition-related expenses, including changes in the fair value of contingent consideration, all of which are not considered indicative of our ongoing operating performance. H. Represents non-cash costs associated with stock-based compensation, including $8 million of expense during the year ended December 31, 2015 attributable to the accelerated vesting of all issued and outstanding stock options issued under the 2013 Plan as a result of the Change in Control. I. Represents costs for certain non-operational or non-cash (gains) and losses, unrelated to our core business and which we do not consider indicative of ongoing operations, including equity investee dividends, indemnity losses (gains) associated with the Acquisition, losses (gains) on sale and disposal of property, plant and equipment, losses (gains) on the remaining foreign currency derivative instruments and non-cash fair value inventory adjustments associated with our business combinations. J. Represents the payment of dividends to our joint venture partners by our consolidated entities that are not wholly owned, which are reflected to show cash operating performance of these entities on Axalta’s financial statements. K. As a result of currency devaluations in Venezuela, we recorded non-cash impairment charges relating to a real estate investment of $11 million and $31 million during the years ended December 31, 2016 and 2015, respectively. Additionally, during the year ended December 31, 2016, we recorded a $58 million non-cash impairment on long- lived assets associated with our Venezuela operations. We do not consider these impairments to be indicative of our ongoing operating performance.